WESTWATER BOARD OF DIRECTORS APPROVES CONSTRUCTION OF PHASE I OF COOSA GRAPHITE PROJECT

ALABAMA GRAPHITE PRODUCTS TO PURCHASE 90,000 SQ FT OF INDUSTRIAL SPACE ADJACENT TO KELLYTON SITE

CENTENNIAL, Colo. – October 11, 2021: Westwater Resources Inc. (NYSE American: WWR) (“Westwater” or the “Company”), a battery-grade, natural graphite development company, is pleased to announce that its Board of Directors today approved expenditures of $202 million to execute the construction plan for Phase I of the Coosa Graphite Project located in Kellyton, Alabama.  Construction activities are expected to begin before the end of 2021.

In addition, the Company’s Board of Directors approved the purchase of two buildings by its subsidiary, Alabama Graphite Products, LLC, that total 90,000 sq. ft. in size, to support the development of the Coosa Graphite Project.  These buildings will be used for the Project’s administrative offices, laboratory, and warehousing space, and each are adjacent to the future processing plant.  The purchase of these two buildings avoids the need for additional construction activities.  The transactions are expected to close on or before October 14, 2021.  These two buildings are labeled “Building A” and “Building B” on the site plan below.

Site Plan Diagram

NORTH PROPERTY PROPERTY LINE
EXISTING DRAINAGE POND
CONCENTRATE CONTAINER STORAGE
PURIFICATION BUILDING PHASE I
MAIN SWITCHGEAR
PIPE RACK
NITROGEN
WATER PURIFICATION BUILDING
LIME BIN
BUILDING "B"
PRODUCT STORAGE, BULK REAGENTS STORAGE WAREHOUSE & SHOPS (EXISTING BUILDING)
VISITOR PARKING
EMPLOYEE PARKING
NORTH
EMPTY CONTAINER STORAGE HERE
MILLING BUILDING PHASE I
COATING BUILDING PHASE I
SHIPPING & RECEIVING
DELIVERY GATE
SPS LOADING
TRUCK SCALE
COATING STACK
EXISTING TILE FIELD (SEPTIC)
SPS FINES STORAGE
NITROGEN
MCCLELLAN INDUSTRIAL DR
EMPLOYEE PARKING
VISITOR PARKING
BUILDING "A"
ADMINISTRATION OFFICE, LABORATORY, AND CHANGEHOUSE (EXISTING BUILDING)
LOADING DOCK
NORTH PROPERTY PROPERTY LINE
N 886,000.000
N 890,000.000
NOTE:
1. GRID SHOWN AT 100'-0" INTERVALS.
2. CONTOURS SHOWN ARE AT 5 FT INTERVALS.

D	CONSTRUCTION LAYDOWN AREA DELETED		ABE
C	PROPOSED STACK LOCATIONS SHOWN		ABE
B	ISSUED FOR FEASIBILITY STUDY	5/5/21	ABE
A	ISSUED FOR REVIEW	5/4/21	ABE

REVISIONS

SCALE:	AS NOTED	DATE
DESIGNED:		5/21
DRAWN:		5/21
CHECKED:		
PM APPROVED:		
PE APPROVED:		

ALABAMA GRAPHITE PRODUCTS, LLC (100% SUBSIDIARY OF WESTWATER RESOURCES, INC.)
ALABAMA

SAMUEL ENGINEERING

TITLE: COOSA GRAPHITE PROCESSING FACILITY
GENERAL ARRANGEMENT
SITE DEVELOPMENT PLAN

PROJECT NUMBER: 20244

DRAWING NUMBER: 8000-GA-001

REV: G

“With Westwater’s Board approval of the Project, we are proceeding directly to plant construction. Requests for proposals from contractors are in process, and construction is expected to start before the end of the year,” said Chris Jones, President and CEO.  “I am proud of this team’s efforts to bring this business plan a giant step closer to reality.”

Westwater is an explorer and developer of US-based mineral resources essential to clean energy production in the United States.  The Company plans to develop its Coosa Graphite Processing Facility (the “Project”) to purify natural graphite concentrates and to produce battery ready graphite products.  The Project will use state of the art technology and processing techniques to extract and refine graphite concentrates with 95-97% graphitic carbon (Cg) content to make Coated Spherical Purified Graphite (“CSPG”) for Li-ion battery anodes.

PROJECT DEVELOPMENT PLAN

Phase I: In early 2023, the Project is expected to begin processing approximately 8,050 metric tons (mt) per year of graphite concentrate. Feedstock is anticipated to be supplied from outside sources until at least 2028. After processing and purification, and approximately 7,500 mt of two products would be available in the following quantities per year:

● CSPG:  3,700 mt per year

● Fine Products from SPG milling:3,800 mt per year

Phase II: Although not yet approved, the processing capacity of feedstock for the Project is planned to increase to approximately 35,200 mt per year in 2024. After processing and purification, approximately 32,400 mt of two products will be available in the following quantities:

● CSPG:  15,800 mt per year

● Fine Products from SPG milling:  16,600 mt per year

PROJECT LOCATION

The property for the Project is located within the Lake Martin Regional Industrial Park, south of the town of Kellyton, in Coosa County, Alabama, and consists of approximately 73 acres.  See our press release dated June 22, 2021. The nearest large population center is Alexander City, which lies approximately 5 miles southeast of the Project site.

PROPRIETARY TECHNOLOGY

Westwater has been working with third-party technology providers and equipment suppliers to develop the processes for purifying graphite to levels greater than 99.95% Cg and then processing that graphite into battery-grade CSPG.   The result has been a unique, environmentally safe process utilizing relatively low temperatures and readily available industrial reagents. This process, for which WWR has made a patent application, is superior to processes used in China and elsewhere in terms of environmental safety.  The Project, Phase I, is designed to process 8,050 metric tons per year of graphite.

COMMUNITY BENEFITS

Construction and operation of the proposed Coosa Graphite Processing Facility is expected to result in a positive effect on the socioeconomic characteristics of the regional area.  The majority of beneficial effects would result from the employment of over 100 personnel once the Project is in operation.

PROJECT EXECUTION SUMMARY

Underlying the Board’s decision is a definitive feasibility study (DFS) that was prepared by Samuel Engineering (SE) along with support from other contractors and Westwater personnel.  In the DFS, SE developed a Level 2 execution schedule encompassing engineering, procurement, construction, and start-up of the first phase of the Coosa Graphite Processing Facility.

The critical path for plant construction and commissioning totals 17 months, supporting production in early 2023.

About Westwater Resources Inc.

Westwater Resources Inc. (NYSE American: WWR) is focused on developing battery-grade graphite. The Company’s primary project is the Coosa Graphite Project — the most advanced natural flake graphite project in the contiguous United States — and the associated Coosa Graphite Deposit located across 41,900 acres (~17,000 hectares) in east-central Alabama. For more information, visit www.westwaterresources.net.

Cautionary Statement Regarding Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks, uncertainties and assumptions and are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could," “scheduled,” and other similar words. Forward looking statements include, among other things, statements concerning the construction and operation of the Company’s Coosa Graphite Processing Facility and costs and schedules associated with them. The Company cautions that there are certain factors that could cause actual results to differ materially from the forward-looking information that has been provided. The reader is cautioned not to put undue reliance on this forward-looking information, which is not a guarantee of future performance and is subject to a number of uncertainties and other factors, many of which are outside the control of the Company; accordingly, there can be no assurance that such suggested results will be realized. The following factors, in addition to those discussed in Westwater’s Annual Report on Form 10-K for the year ended December 31, 2020, and subsequent securities filings, could cause actual results to differ materially from management expectations as suggested by such forward-looking information:  (a) the Company’s ability to successfully construct and operate a commercial-scale plant capable of producing battery grade materials in quantities and on schedules consistent with the Coosa Graphite Project business plan; (b) the Company’s ability to raise additional capital in the future including the ability to utilize existing financing facilities; (c) spot price and long-term contract price of graphite and vanadium; (d) risks associated with our operations and the operations of our partners such as Dorfner Anzaplan and Samuel Engineering, including the impact of COVID-19 and its potential impacts to the capital markets; (e) government regulation of the graphite industry and the vanadium industry; (f) world-wide graphite and vanadium supply and demand, including the supply and demand for energy storage batteries; (g) unanticipated geological, processing, regulatory and legal or other problems the Company may encounter in the jurisdictions where the Company operates or intends to operate, including but not limited to Alabama and Colorado; (h) the ability of the Company to enter into and successfully close acquisitions or other material transactions; (i) any graphite or vanadium discoveries not being in high-enough concentration to make it economic to extract the minerals; (j) new litigation or arbitration.  Except as required by law, the Company disclaims any obligation to update or publicly announce any revisions to any of the forward-looking statements contained in this news release.

Contacts

Westwater Resources Inc.

Christopher M. Jones, President & CEO
Phone: 303.531.0480

Jeff Vigil, VP Finance & CFO
Phone: 303.531.0481
Email: Info@WestwaterResources.net

Product Sales Contact:
Jay Wago, Vice President – Sales and Marketing
Phone: 303.531.0472
Email: Sales@westwaterresources.net

Investor Relations
Porter, LeVay & Rose
Michael Porter, President
Phone: 212.564.4700
Email: Westwater@plrinvest.com